UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 30, 2004

Balchem Corporation
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-13648 (Commission File Number)	13-257-8432 (IRS Employer Identification No.)

P.O.  Box 600, New Hampton, NY 10958
(Address of principal executive offices) (Zip Code)

 Registrant’s telephone number, including area code: (845) 326-5600

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

        On September 30, 2004, the Audit Committee of the Board of Directors of Balchem Corporation (“Balchem”) engaged McGladrey & Pullen LLP (“McGladrey & Pullen”) as Balchem’s new Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2004. The engagement was effective immediately.

        During Balchem’s two most recent fiscal years and the period from the end of the most recent fiscal year to the date of engagement of McGladrey & Pullen, neither Balchem nor anyone acting on its behalf consulted with McGladrey & Pullen with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Balchem’s financial statements, or any other matters or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALCHEM CORPORATION By:/s/ Dino A. Rossi Dino A. Rossi, President, Chief Executive Officer

Dated:  September 30, 2004